Exhibit 99.906 CERT

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

William L. Givens, Chief Executive Officer of The Japan Fund, Inc. (the “Registrant”), with respect to the Registrant’s periodic report on Form N-CSR for the period ended March 31, 2008 (the “Form N-CSR”) as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Registrant’s Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ William L. Givens
William L. Givens
Chairman of the Board
and Chief Executive Officer
The Japan Fund, Inc.

Date: June 9, 2008

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 99.906 CERT

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Simon D. Collier, Principal Financial Officer of The Japan Fund, Inc. (the “Registrant”), with respect to the Registrant’s periodic report on Form N-CSR for the period ended March 31, 2008 (the “Form N-CSR”) as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Registrant’s Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Simon D. Collier
Simon D. Collier
Treasurer
and Principal Financial Officer
The Japan Fund, Inc.

Date: June 9, 2008

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.